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Wendy’s Marketing
Ken Calwell
Chief Marketing Officer

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Menu Strategy
CORE
VALUE
Brand
Vision
Communication

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Think about your
favorite brands…

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Clearly identify
the opportunity space
that Wendy’s can own.

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Being Real
Real taste
Real food
Real ingredients
Real service
Real experience

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Expect superior freshness and taste
Made to order
Less processed
High integrity ingredients
Expect superior value and store cleanliness

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Fast Food Lovers
Wendy’s consumer target
— 60 million
— Diverse - slightly more male
— Fast food significant in their lives
— Very familiar with fast food chains

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Vibrant new
product pipeline
that will drive results

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Menu Strategy
CORE
VALUE
Communication
The Real
Choice in
Fast Food

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Fries
Fries
Hamburgers
Hamburgers
Salads
Salads
Value
Value
Chicken
Chicken

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Breakthrough Promotional Products

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Premium Salads
Premium Salads

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— 11 different greens,
 chopped fresh daily
— Freshly made Pico de Gallo
— Premium Hass avocados
— All natural dressings,
 with no preservatives

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Premium
Salad Line
Salad Growth Strategy
Half-size
Salads
Seasonal
Salads
Q3 2010
Q4 2010
2011

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Salad Growth Strategy
Premium
Salad Line
Q3 2010

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Before Q3 launch
After Q3 launch
Salad Sales
More Than Doubled!

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Salads - #1 Market Share Leader!

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Wendy’s Premium Salads

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— Top-quality,
 100% Russet potatoes
— Natural cut
— Better-tasting
 cooking oil
— Natural sea salt

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Sold 16%
more units
than base period

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Menu Strategy
CORE
VALUE
Communication
The Real
Choice in
Fast Food

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45% of visits
● Mostly male, 18-24 & 30-40
● Refuel quickly & inexpensively
● Shop price points, looking for
 a value menu
● Hardest hit by the economy

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Wendy’s Original Super Value Menu

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What
Fast Food Lovers
Want Most
Wendy’s New Approach To Value
Everyday value items
Meaningful variety
Keep value menu simple

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Unit Sales up 30%
Overall Transactions up 3% in November

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Fast Food
Lovers Need
New Product
News

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— Fresh, never frozen, 100% pure
 North American beef
— 40% thicker patty
— Quality toppings
— Crinkle-cut pickle
— Red onion
— Toasted and buttered bun

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Large Hamburger Unit Gains
4 Week Base
1st Media Flight
2nd Media Flight
Dave’s Hot n’ Juicy Cheeseburgers

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National Launch
2nd Half 2011
National Launch
2nd Half 2011
National Launch
2nd Half 2011
National Launch
2nd Half 2011

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Chicken
Chicken

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Garden Sensations
Garden Sensations
With Enhanced Chicken Filet
With Enhanced Chicken Filet

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Enhanced Filet
Q3 2010
Chicken Growth Strategy
Asiago Ranch
Feb 2011
2011
GOLD
CHICKEN
LAUNCH
GOLD
CHICKEN
LAUNCH

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Menu Strategy
CORE
VALUE
Communication
The Real
Choice in
Fast Food

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Q3 2010
Q4 2010
Q4 2010

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— Well-defined consumer target
— Rejuvenated new product pipeline
— New value proposition
— Targeted marketing campaign
— Leadership team and franchise
 partners generating strong results

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Wendy's
OLD FASHIONED HAMBURGERS


NATURAL-CUT


QUALITY IS OUR RECIPE

Platform for Sustained Growth

QUALITY IS OUR RECIPE

Wendy's

Wendy's

The **Real** Choice In Fast Food

- Visit fast food restaurants 4-5 times weekly



QUALITY IS OUR RECIPE®

- Reorganized R&D and Marketing
- Teams Focused on Core Menu
- New Talent & Leadership

Vibrant new product pipeline that will drive results

Disciplined new product testing process

- 100 New Product Ideas
- 25 Tested In Market
- 1,500 Restaurants


QUALITY IS OUR RECIPE

Platform for Sustained Growth



Differentiate through higher quality







MY 99¢
EVERYDAY VALUE MENU
DOUBLE STACK
CRISPY CHICKEN SANDWICH
5-PIECE SPICY CHICKEN NUGGETS
SOUR CREAM & CHIVES POTATO
FRIES
VALUE NATURAL-CUT FRIES WITH SEA SALT
VALUE DRINK
SMALL FROSTY
Value & variety that's right for you.















Half-size
Salads
Q4 2010



Seasonal
Salads
2011






Wendy's
McDonald's
Panera
BREAD














NEW
NATURAL-CUT
FRIES
with
SEA SALT

NEW

NATURAL-CUT FRIES

with

SEA SALT




QUALITY IS OUR RECIPE

Platform for Sustained Growth




Wendy's
BIGGIE
Wendy's
HAMBURGERS
BIGGIE
Wendy's


BIGGIE
BIGGIE
Wendy's

MY 99¢

EVERYDAY VALUE MENU


MY 99¢
EVERYDAY VALUE MENU
DOUBLE STACK
CRISPY CHICKEN SANDWICH
5-PIECE SPICY CHICKEN NUGGETS
SOUR CREAM & CHIVES POTATO
FRIES
VALUE NATURAL-CUT FRIES WITH SEA SALT
VALUE DRINK
SMALL FROSTY
Value & variety that's right for you.

QUALITY IS OUR RECIPE

Wendy's®

OLD FASHIONED
HAMBURGERS®


NEW
THICK-CUT
APPLEWOOD SMOKED
BACON


NEW
NEW THICK-CUT
APPLEWOOD SMOKED
BACON
A distinctively delicious combo.
BACON
& BLUE
CHEESE







Dave's HOT 'N JUICY CHEESEBURGERS



Dave's HOT 'N JUICY CHEESEBURGERS



Test Market Averages
(vs base)



+27%



+36%




Dave's HOT 'N JUICY
CHEESEBURGERS






ASIAGO
RANCH
CHICKEN CLUB







Platform for Sustained Growth

facebook

twitter

myspace


Increased website traffic 30%
Doubled digital coupon distribution
Increased social media base by +3 million fans

The **Real** Choice In Fast Food



MY 99¢








MY 99¢
EVERYDAY VALUE MENU
DOUBLE STACK
CRISPY CHICKEN SANDWICH
5-PIECE SPICY CHICKEN NUGGETS
SOUR CREAM & CHIVES POTATO
FRIES
VALUE NATURAL-CUT FRIES WITH SEA SALT
VALUE DRINK
Value & variety that's right for you.

Wendy's
HAMBURGERS

QUALITY IS OUR RECIPE®

The **Real** Choice In Fast Food